Change In Allowances (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Allowances for doubtful accounts
Balance, beginning of year	$ 540	$ 1,561	$ 1,617
Additions (reversals) charged to expense, net	29	(21)	15
Write-offs	0	(1,000)	(71)
Balance, end of year	$ 569	$ 540	$ 1,561